EXHIBIT A

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FUNDS                                                                  DATES
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First Trust Exchange Traded Fund VI
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First Trust NASDAQ Technology Dividend Index Fund                    01/31/20
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Multi-Asset Diversified Income Index Fund                            01/31/20
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First Trust S&P International Dividend Aristocrats ETF               01/31/20
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First Trust Rising Dividend Achievers ETF                            01/31/20
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First Trust RBA Quality Income ETF                                   01/31/20
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First Trust RBA American Industrial Renaissance(R) ETF               01/31/20
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First Trust Dorsey Wright Focus 5 ETF                                01/31/20
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First Trust Dorsey Wright International Focus 5 ETF                  01/31/20
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First Trust BuyWrite Income ETF                                      01/31/20
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First Trust Hedged BuyWrite ETF                                      01/31/20
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First Trust Dorsey Wright Dynamic Focus 5 ETF                        01/31/20
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First Trust Nasdaq Oil & Gas ETF                                     07/31/20
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First Trust Nasdaq Food & Beverage ETF                               07/31/20
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First Trust Nasdaq Retail ETF                                        07/31/20
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First Trust Nasdaq Bank ETF                                          07/31/20
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First Trust Nasdaq Transportation ETF                                07/31/20
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First Trust Nasdaq Pharmaceuticals ETF                               07/31/20
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First Trust Nasdaq Semiconductor ETF                                 07/31/20
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Developed International Equity Select ETF                            07/31/20
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Emerging Markets Equity Select ETF                                   07/31/20
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Large Cap US Equity Select ETF                                       07/31/20
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Mid Cap US Equity Select ETF                                         07/31/20
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Small Cap US Equity Select ETF                                       07/31/20
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US Equity Dividend Select ETF                                        07/31/20
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First Trust SMID Cap Rising Dividend Achievers ETF                   01/31/20
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First Trust Indxx Innovative Transaction & Process ETF               01/19/20
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First Trust Nasdaq Artificial Intelligence and Robotics ETF          02/12/20
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First Trust Dorsey Wright DALI 1 ETF                                 05/11/20
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First Trust Dorsey Wright Momentum & Value ETF                        8/30/20
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First Trust Dorsey Wright Momentum & Low Volatility ETF               8/30/20
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